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                                                                 EXHIBIT 10.1

                                   VANS, INC.

                      VANSTASTIC EMPLOYEE STOCK OPTION PLAN


                           ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The purpose of the Vans, Inc. Vanstastic Employee Stock Option Plan is to serve as a performance incentive and to encourage the ownership of Vans, Inc. Common Stock by officers and other key employees of the Company so that the person to whom the Option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain in the employ of the Company. This Plan shall consist of grants of incentive stock options and non-statutory stock options.


                            ARTICLE II - DEFINITIONS

2.1 AWARD:  means Options granted hereunder.

2.2 BOARD: means the Board of Directors of Vans, Inc.

2.3 BOARD DIRECTOR: means a member of the Board.

2.4 CODE: means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

2.5 COMMITTEE: means the Compensation Committee of the Board, consisting of not less than two (2) members of the Board, who are appointed by the Board and who shall be "Non-Employee Directors,'" as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act. The requirement that an administrator of the Plan be a "Non-Employee Director" shall not apply if it is no longer required by law and the Board or Committee expressly declares that such requirement shall not apply.

2.6 COMPANY: means Vans, Inc., or any successors as described in Article Xl and any subsidiary of the Company of which the Company owns, directly or indirectly, greater than fifty percent (50%) of its voting capital stock (a "Subsidiary").

2.7 DATE OF DISABILITY: means the date on which a Participant is classified as Disabled.

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2.8 DISABILITY OR DISABLED: means the classification of a Participant as
"Disabled" pursuant to along-term disability plan of the Company, if any, or successor to such plan (or, if there is no such plan, as determined by the Committee), provided that the participant meets the requirements of Section 22(e)(3) of the Code.

2.9 EFFECTIVE DATE: means July 22, 1997.

2.10 ELIGIBLE EMPLOYEE: means any employee of the Company (including any such employee as a Board Director or Officer of the Company), and any employee of any Subsidiary who satisfies all of the requirements of Article Vl.

2.11 EXCHANGE ACT: means the Securities Exchange Act of 1934, as amended.

2.12 FAIR MARKET VALUE: means the fair market value of the Stock as determined by the Committee; provided, however, that (i) if the Stock is admitted to trading on a national securities exchange, or the NASDAQ National Market System, on the date the Option is granted, Fair Market Value shall be the closing price for such shares on the date such Option is granted, or (ii) if the Stock is not admitted to trading on a national securities exchange on the date the Option is granted but the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation system on the data the Option is granted, Fair Market Value shall be the average of the highest bid and lowest asked prices of the stock on such system on the date of such grant.

2.13 INCENTIVE STOCK OPTION: means an Option that is an incentive stock option within the meaning of Section 422 of the Code and that is granted under Article Vll.

2.14 INSIDER: means an officer or director of the Company within the meaning of
Section 16 of the Exchange Act.

2.15 NONSTATUTORY STOCK OPTION: means an Option that is not an Incentive Stock Option and that is granted under Article Vll.

2.16 OFFICER: means an executive officer of the Company as so designated by the Board.

2.17 OPTION: means an Incentive Stock Option or a Nonstatutory Stock Option granted under Article Vll.

2.18 PARTICIPANT: means an Eligible Employee who has been granted an Award under this Plan.

2.19 PLAN: means this Vans, Inc. Vanstastic Employee Stock Option Plan.


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2.20 RETIREMENT: means termination of employment on or after the date an
Eligible Employee retires from the Company.

2.21 RETIREMENT DATE: is the employee's date of Retirement from the Company.

2.22 STOCK: means Common Stock of Vans, Inc., par value $.001 per share.

2.23 STOCK OPTION AGREEMENT: means an agreement with respect to Options, as described in Article Vlll.

2.24 TERMINATION: means resignation or discharge from employment with the Company, except in the event of death, Disability, or Retirement.

2.25 VESTED OPTION: means, at any date, an Option that a Participant is then entitled to exercise pursuant to the terms of the Plan and an applicable Stock Option Agreement.


                    ARTICLE III - EFFECTIVE DATE AND DURATION

3.1 EFFECTIVE DATE. Subject to adoption by the Board and approval by a majority of the Stock voting at any meeting of the stockholders of the Company, this Plan shall be effective as of the Effective Date.

3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the Effective Date.

3.3 TERMINATION. This Plan may be terminated as provided in Article Xll, but shall continue in effect until all matters relating to the payment and/or exercise of Awards and the administration of the Plan have been settled in its sole and absolute discretion.


                           ARTICLE IV - ADMINISTRATION

4.1 ADMINISTRATION. This Plan shall be administered by the Committee until such time as the Board revokes or terminates the Committee's authority to administer this Plan. Until such time, all questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised, or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Such determination shall be final and binding upon all parties affected thereby. It is contemplated that the management of the Company or the Board will recommend Awards granted hereunder to the Committee, and that the Committee

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will determine whether to accept such recommendations in its sole and absolute discretion.


                   ARTICLE V - GRANT OF AWARDS AND LIMITATION
                      OF NUMBER OF SHARES OF STOCK AWARDED

5.1 GRANTS OF AWARDS; NUMBER OF SHARES. The Committee may, from time to time, grant Awards of Options to one or more Eligible Employees in its sole and absolute discretion; provided, however, that:

           (i) Subject to any adjustment pursuant to Article X or Article Xl, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed 400,000 shares of Stock;

           (ii) The maximum number of shares of Stock that shall be issuable upon the exercise of any and all Options granted to any one Participant during any fiscal year of the Company shall be 150,000 shares;

           (iii) To the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Committee and the participant (which cancellation opportunities may be offered by the Committee to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of an Award hereunder;

           (iv) Shares of Stock ceasing to be subject to an Award because of the exercise of an Option shall no longer be available for the grant of an Award hereunder; and

           (v) In general, in the sole and absolute discretion of the Committee, Options shall be awarded in an amount equal to the applicable percentage of an Eligible Employee's compensation, where the applicable percentage equals 15% for an Eligible Employee who carries the title "Director (a "Company Director")," 20% for an Officer, and 10% for an Eligible Employee who is neither an Officer nor a Company Director.

In determining the size of Awards, the Committee may take into account recommendations by the Board or the Company's management, a participant's responsibility level, performance, potential, and cash compensation level, the Fair Market Value of the Stock at the time of Awards, and such other considerations as it deems appropriate.

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                            ARTICLE VI - ELIGIBILITY

6.1 ELIGIBLE INDIVIDUALS. All employees of the Company (including Officers or employees who are members of the Board, but excluding Board Directors who are not Officers or employees of the Company), and any subsidiary of the Company, shall be eligible to be granted Awards hereunder at the sole discretion of the Committee upon completion of twelve (12) months of employment with the Company which includes at least one thousand four hundred (1,400) hours of service during such period. Subject to the provisions of this Plan, the Committee shall from time to time select from such Eligible Employees those to whom Awards shall be granted (including the right to select all of such Eligible Employees) and determine the size of the Awards. A participant may hold more than one Option at any one time. No Officer or employee of the Company shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Committee, as provided herein.


                              ARTICLE VII - OPTIONS

7.1 GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

7.2 TYPE OF OPTION. The Committee may choose to grant a Participant who is an Eligible Employee either Incentive Stock Options or Nonstatutory Stock Options or both, subject to the limitations contained herein.

7.3 INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Committee grants Incentive Stock Options, the Aggregate Fair Market Value (determined as of the date Option is granted) of any such Options plus any Incentive Stock Options granted under any other plans of the Company that shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitations as may be provided in the Code.


                  ARTICLE VIII - TERMS AND CONDITIONS OF STOCK
                                OPTION AGREEMENTS

8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option Agreements in such form as the Committee shall, from time to time, approve. Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

           (a) Medium of Payment. Upon exercise of the Option, the Option price shall be payable either (i) in United States dollars in cash or by certified check, bank draft, or money order payable to the order of the Company,

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                or (ii) in the discretion of the Committee, through the delivery of shares of Stock with a Fair Market Value equal to the total Option price (including, if applicable, shares of stock acquired through the exercise of the Option in question), or (iii) according to a deferred payment or other arrangement, or (iv) by a combination of the methods described in (i), (ii) and (iii), or in any other form of legal consideration that may be acceptable to the Committee; provided, however, that in the case of an Option price that is paid by an insider in whole or in part by the delivery of shares of Stock, the Stock acquired in the exercise of such Option shall not be disposed of by the insider for a six (6) month period commencing on the date on which the Insider last purchased Stock (including the Stock tendered in connection with such exercise).

          (b) Number of Shares. The Stock Option Agreement shall state the total number of whole shares to which it pertains subject to
                Article 5.1(iv) above.

           (c) Option Price. With respect to all Options granted hereunder, the Option price shall be not less than the Fair Market Value of such shares on the date of the granting of the Option. With respect to Incentive Stock Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value of such shares on the date of the granting of the of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Vans, Inc.

           (d) Term of Options. Unless a shorter term is required pursuant to rules governing Incentive Stock Options, each Option granted under this Plan shall expire, if not properly exercised, ten
                (10) years from the date the Option is granted.

           (e) Date of Exercise. Subject to subsection (d) of this Section, an Option that becomes a Vested Option may be exercised in whole or in part at any time thereafter. Options that are awarded hereunder shall become exercisable as Vested Options, as follows:

                      (i) The aggregate number of shares of Stock subject to any Award shall be divided in to five (5) equal installments. The first installment shall become Vested Options one (1) year from the date of such Award; the second installment shall become Vested Options two (2) years from the date of such Award; the third installment shall become Vested Options three (3) years from the date of such Award; the fourth installment shall become Vested Options four (4) years from the date of such Award; and the fifth and final installment

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                             shall become Vested Options five (5) years from
                             the date of such Award.

                      (ii) Except as otherwise provided hereunder, the Committee may in its discretion accelerate the time at which an Option granted hereunder may be exercised; provided however, that in the event of any such acceleration with respect to an Option by an Insider, at least six (6) months shall elapse from the date of such acceleration to the later of the date of exercise of the Option or the disposition of the Stock acquired by exercising the Option.

                      (iii) Notwithstanding the preceding, all Options that are awarded to a participant hereunder shall become Vested Options Upon the Participant's Retirement, Disability, or Death.

        (f) Forfeiture or Exercise of Option. If a Participant ceases employment with the Company, all Options held by him or her that are not Vested Options shall terminate. If a Participant terminates employment with the Company or a Subsidiary for any reason prior to exercise of the Participant's Vested Options, such Vested Options shall be forfeited if not exercised within ninety (90) days following the date his or her employment terminated. For this purpose, a leave of absence for any reason shall be considered a termination of service if such Eligible Employee fails to return to service by the earlier of the date the leave was to have ended or nine (9) months following the date the leave began. Upon a Participant's Retirement, Disability or Death, the Participant, or the Participant's estate, personal representative, or beneficiary (as applicable) shall have the right to exercise Vested Options within eighteen
                (18) months from the date of Retirement, Disability or Death (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require).

        (g) Agreement as to Sale of Securities. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

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        (h)     Minimum Number of Shares. The minimum number of shares of Stock with respect to which an Option may be exercised at any one time shall be ten (10) shares, unless the number is the total number at the time available for exercise under the Award.

        (i) Required Amendments. Each Award shall be subject to any provision necessary to assure compliance with federal and state securities laws.

        (j) Limitation of Participant Rights. A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of Vans, Inc. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares of stock.

8.2 MODIFICATION OF STOCK OPTION AGREEMENTS. The Committee shall have the discretion to modify or amend the terms of any Stock Option Agreement, including but not limited to the extension, modification or acceleration of Vesting of a particular Option.


                       ARTICLE IX - GRANTS IN SUBSTITUTION
                    FOR OPTIONS GRANTED BY OTHER CORPORATION

9.1 SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of corporations who become or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary of the Company. Subject to the procurement of the approval of the stockholders of the Company as may be required for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act, the terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of the grant may deem appropriate to conform in whole or in part, to the provisions of the options in substitution for which they are granted.

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                    ARTICLE X - CHANGES IN CAPITAL STRUCTURE

10.1 CAPITAL STRUCTURE CHANGES.

        (a) In the event of any change in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease of such shares, appropriate adjustments shall be made by the Committee with respect to outstanding Awards and the aggregate number of shares of Stock that may be awarded pursuant to this Plan. Additions to Awards issued as a result of any such change shall bear the same restrictions and carry the same terms as the Awards to which they relate.

        (b) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.


                         ARTICLE XI - COMPANY SUCCESSORS

11.1    IN GENERAL

        (a) If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Committee shall make such appropriate determinations and adjustments as it deems necessary so as to preserve substantially the rights and benefits, both as to number of shares and otherwise, of Participants under this Plan.

        (b) If the Company shall not be the surviving corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation) involving the Company, the successor corporation shall be required to assume any Options outstanding under this Plan or issue substitute Options so as to preserve substantially the rights and benefits of the participants under this Plan. In the event any surviving corporation shall refuse to assume any Options, or to substitute similar Options for those Options outstanding under this Plan, then, with respect to Options held by Eligible Employees, the dates of exercise of such Options shall be accelerated so that such Options are fully Vested Options.

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                 ARTICLE XII - AMENDMENT OR TERMINATION OF PLAN

12.1 AMENDMENTS AND TERMINATION. The Plan shall terminate unless renewed by action of the Board and, if applicable, the stockholders, on the tenth (10th) anniversary of the Effective Date of the Plan. The Board may at any time and from time to time otherwise alter, amend, suspend, or terminate this Plan in whole or in part; provided, however, that (i) no such action may be taken without stockholder approval that (a) materially increases the benefits accruing to Participants hereunder, (b) increases the number of securities that may be issued pursuant to this Plan (except as provided in Sections 10.1 and 11.1), (c) materially extends the periods for granting Awards hereunder, (d) materially modifies the requirements as to eligibility for participation hereunder; or (e) is required to satisfy Section 422(b) of the Code or Rule 16b-3 under the Exchange Act, and (ii) no such action may be taken, without the consent of the Participant to whom any Award shall have been granted, which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.


                     ARTICLE XIII - MISCELLANEOUS PROVISIONS

13.1 NONTRANSFERABILITY. Except by the laws of descent and distribution, and as provided herein, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Options granted to the Participant shall be exercisable only by the Participant. Shares of Stock shall be delivered only into the hands of the Participant or death beneficiary entitled to receive the same or into the hands of the Participant's authorized legal representative. Notwithstanding anything to the contrary contained herein, any Option granted hereunder may, at the discretion of the Committee, permit the transferability, for no consideration, of such Option to any or all of the following: (i) any member of the "immediate family" of the optionee (as such term is hereinafter defined); (ii) a trust for the benefit of the optionee or a member of the immediate family of the optionee; or (iii) a partnership, the sole partners of whom are the optionee and/or members of the immediate family of the optionee. For purposes of this Section 13.1, the term "immediate family" means the spouse, stepchildren, in-laws, and lineal ascendants and descendants of the optionee.

13.2 NO EMPLOYMENT RIGHT Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

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13.3 TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments. The Participant receiving Stock pursuant to the exercise of an Option may be required to pay to the Company an amount required to be withheld with respect to such Stock. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over the governmental entity entitled to receive the same.

13.4 FRACTIONAL SHARES. Awards shall only be granted and Vested Options may only be exercised with respect to whole shares of stock. In the event a cashless exercise would result in a fractional share, such fractional shares shall be eliminated at the time of payment or payout by rounding down for fractions of less than one half (1/2) and rounding up for fractions of equal to or greater than one half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

13.5 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Committee. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

13.6 RELIANCE ON REPORTS. Each member of the Board or the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken, or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.7 GOVERNING LAW. All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the state of California, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

13.8 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.
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13.9 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

13.10 TITLES AND HEADINGS. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.11 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under this Plan shall constitute general funds of the Company.

13.12 NON-EXCLUSIVITY OF PLAN. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Options other than under this Plan, and such arrangements may be applicable either generally or only in specific cases.


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